Exhibit 99.1

CERTIFICATION OF ANNUAL REPORT ON FORM 10-K
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned are the Chief Executive Officer and the Chief Financial Officer of First Interstate BancSystem, Inc. (the “Registrant”). This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Annual Report on Form 10-K of the Registrant for the fiscal year ended December 31, 2002.

We certify that such Annual Report on Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-K Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

This Certification is executed as of April 3, 2003.

/s/ THOMAS W. SCOTT Thomas W. Scott Chief Executive Officer

/s/ TERRILL R. MOORE Terrill R. Moore Senior Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to First Interstate BancSystem, Inc. and will be retained by First Interstate BancSystem, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.